UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2026

Future Vision II Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42273	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Xiandai Tongxin Building

201 Xin Jinqiao Road, Rm 302

Pudong New District

Shanghai, China

(Address of principal executive offices, including zip code)

+ (86) 136 0300 0540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one right to acquire 1/10th of one Ordinary Share	FVNNU	The Nasdaq Stock Market LLC
Ordinary Shares included as part of the Units	FVN	The Nasdaq Stock Market LLC
Rights included as part of the Units	FVNNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosures set forth under Item 2.03 are incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 13, 2026, Future Vision II Acquisition Corp. (the “Company”) issued an unsecured promissory note (the “Note”) in the principal amount of $191,475 to HWei Super Speed Co. Ltd., the Company’s sponsor (the “Sponsor”). The Note was issued in connection with the Sponsor’s advance of funds to the Company to be deposited into the Company’s trust account (the “Trust Account”) to effectuate an extension of the date by which the Company must consummate its initial business combination (the “Extension”).

The Note does not bear interest and matures upon the closing of the Company’s initial business combination. In the event that the Company does not consummate a business combination, the Note will be forgiven and the Sponsor will have no right to receive payment under the Note. The Sponsor has agreed to waive any and all right, title, interest, or claim of any kind in or to any distribution of or from the Trust Account with respect to the Note.

At the Sponsor’s option, at any time prior to payment in full of the principal balance of the Note, the Sponsor may elect to convert all or any portion of the unpaid principal balance of the Note into units of the Company at a conversion price equal to $10.00 per unit, upon the consummation of a business combination. Such units will be identical to the placement units issued to the Sponsor in the private placement that closed simultaneously with the Company’s initial public offering.

The issuance of the Extension Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein. The Units (and the underlying securities) issuable upon conversion of the Note, if any, (1) may not, subject to certain limited exceptions, be transferable or salable by the Sponsor until the completion of the Company’s initial business combination and (2) are entitled to registration rights.

Item 8.01 Other Events.

Pursuant to the Company’s Amended and Restated Memorandum and Articles of Association, the Board of Directors approved the Extension upon the Sponsor’s request, extending the Business Combination Deadline from August 13, 2026 to September 13, 2026. The information set forth in Items 1.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference. The Company is continuing to pursue the consummation of its previously announced business combination with MicroTouch Technology Inc. pursuant to the Merger Agreement dated January 16, 2026.

In addition, the Company intends to hold an extraordinary general meeting of shareholders (the “EGM”) to seek shareholder approval of a proposal to further extend the date by which the Company must consummate an initial business combination. For additional details regarding the EGM, including the specific terms of the proposed extension, shareholders and investors should refer to the definitive proxy statement filed by the Company on August 7, 2026 (the “Proxy Statement”).

Clarification Regarding Rights and Short Sale Coverage

The Company has become aware of potential market confusion regarding the use of its publicly traded Rights (CUSIP: G37068114) in connection with short selling activities of its Ordinary Shares (CUSIP: G37068106).

The Company wishes to remind shareholders, broker-dealers, and clearing firms of the specific mechanics governing its securities:

1.	Conversion Timeline: Under the Company’s Memorandum and Articles of Association, ten (10) Rights will automatically convert into one (1) Ordinary Share only upon the consummation of the Company’s initial business combination.

2.	No Pre-Closing Conversion: Rights are not currently convertible, will not convert upon the approval of the August 21, 2026 extension, and cannot be voluntarily converted by the holder at any time prior to the closing of the business combination.

3.	Not a Valid Locate for Settlement: Because the Rights cannot be converted into Ordinary Shares prior to the consummation of the business combination, holding Rights does not provide an investor with deliverable Ordinary Shares. Consequently, the Company believes that un-converted Rights cannot be used to satisfy “locate” or delivery requirements for short sales of Ordinary Shares under SEC Regulation SHO prior to the closing.

4.	No Voting or Redemption Rights: Rights do not carry voting rights at the upcoming Extraordinary General Meeting and have no redemption rights or liquidating value.

The Company urges broker-dealers to ensure compliance with all applicable locate and delivery requirements regarding the Company’s Ordinary Shares and to review their internal policies regarding the lending and shorting of Future Vision II Acquisition Corp. securities.

There can be no assurance that the Company will consummate a business combination by September 13, 2026.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits
10.1	Extension Promissory Note dated August 13, 2026, issued by the Company to Hwei Super Speed Co., Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Future Vision II Acquisition Corp.

Date: August 17, 2026	By:	/s/ Danhua Xu
	Name:	Danhua Xu
	Title:	CEO and Director

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